                                                                    EXHIBIT 99.1


                                 FIFTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into as of October 7, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, and as of September 22, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO ANNEX A OF THE CREDIT AGREEMENT. Annex A of the Credit Agreement is hereby amended, effective as of the date this Fifth Amendment becomes effective in accordance with Section 4 hereof, as follows:

         2.01 The definition of "Letter of Credit Subfacility" in Annex A of the Credit Agreement is hereby amended by deleting "$10,000,000" therein and inserting "$15,000,000" in lieu thereof; and


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         2.02 The definition of "Unused Letter of Credit Subfacility" in Annex A
of the Credit Agreement is hereby amended by deleting "$10,000,000" therein and inserting "$15,000,000" in lieu thereof.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Fifth Amendment, the Borrower Parties hereby represent and warrant that:

         3.01 NO DEFAULT. At and as of the date of this Fifth Amendment and after giving effect to this Fifth Amendment, no Default or Event of Default exists.

         3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Fifth Amendment and both prior to and after giving effect to this Fifth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Fifth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Fifth Amendment and the consummation of the transactions contemplated hereby.

         3.04 NO CONFLICT. Neither the execution and delivery of this Fifth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.




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         3.05 BINDING EFFECT. This Fifth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4. CONDITIONS. This Fifth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4 (such date, the "Effective Date"):

         4.01 EXECUTION OF THE FIFTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Fifth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         4.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

         4.03 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

SECTION 5. MISCELLANEOUS.

         5.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         5.02 NO WAIVER; RESERVATION OF RIGHTS. This Fifth Amendment is limited as specified and the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Fifth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         5.03 REFERENCES.

                  (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fifth Amendment and (ii) all of the terms and provisions of this Fifth Amendment are hereby incorporated by reference into the Credit






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Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

                  (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         5.04 GOVERNING LAW. THIS FIFTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         5.05 SEVERABILITY. The provisions of this Fifth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Fifth Amendment in any jurisdiction.

         5.06 COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Fifth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         5.07 HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         5.08 BINDING EFFECT; ASSIGNMENT. This Fifth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Fifth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         5.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Fifth Amendment and any document required to be furnished herewith.




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         5.10 INTEGRATION. This Fifth Amendment, together with the other Loan
Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.



                            [Signature pages follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     BORROWERS:

                                     SALTON, INC., a Delaware corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     TOASTMASTER INC., a Missouri corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     SALTON TOASTMASTER LOGISTICS LLC,
                                     a Delaware limited liability company


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     GUARANTORS:

                                     HOME CREATIONS DIRECT, LTD.,
                                     a Delaware corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     SONEX INTERNATIONAL CORPORATION,
                                     a Delaware corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------



                       [SIGNATURE PAGE OF FIFTH AMENDMENT]

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                                     ICEBOX, LLC, an Illinois limited
                                     liability company


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     FAMILY PRODUCTS INC., a Delaware
                                     corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     SALTON HOLDINGS, INC., a Delaware
                                     corporation


                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                                     AGENT, CO-AGENT AND LENDERS:

                                     WELLS FARGO FOOTHILL, INC.
                                     as the Administrative Agent, the
                                     Collateral Agent and as a Lender

                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------


                                     SILVER POINT FINANCE, LLC, as the
                                     Co-Agent, the Documentation Agent,
                                     and the Syndication Agent


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------




                       [SIGNATURE PAGE OF FIFTH AMENDMENT]

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                                     TRS THEBE LLC, as a Lender


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------



                                     SEA PINES FUNDING LLC, as a Lender


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------



                                     SPIRET IV LOAN TRUST 2003-A, as a Lender

                                     By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as trustee


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------



                                     SPCP GROUP LLC, as a Lender


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------



                                     FIELD POINT I, LTD., as a Lender


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------



                                     FIELD POINT II, LTD.,  as a Lender


                                     By:
                                        ---------------------------------
                                     Its:
                                         --------------------------------




                       [SIGNATURE PAGE OF FIFTH AMENDMENT]